                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         FIRST COMMUNITY BANCORP, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

Notes:

                         FIRST COMMUNITY BANCORP, INC.
                       827 JOE FRANK HARRIS PARKWAY, S.E.
                                 P. O. BOX 280
                        CARTERSVILLE, GEORGIA 30120-0280
                                 (770) 382-1495


                                 APRIL 16, 1997


To the Shareholders of FIRST COMMUNITY BANCORP, INC:

     You are cordially invited to attend the Annual Meeting of the Shareholders of First Community Bancorp, Inc. (the "Company") to be held at First Community Bank & Trust, 827 Joe Frank Harris Parkway, S.E., Cartersville, Georgia 30120, on Wednesday, May 21, 1997, at 3:00 p.m. The official notice of the Annual Meeting, Form of Proxy and the Proxy Statement of management of the Company and the Company's 1996 Annual Report accompany this letter.

     The principal business of the Annual Meeting will be to elect directors of the Company and approve the adoption of the 1997 First Community Bancorp, Inc. Incentive Stock Option Plan. We also will review the operations of the Company and its subsidiary bank, First Community Bank & Trust, for the past year.

     Your Company and its subsidiary, First Community Bank & Trust had a very profitable year in 1996 as evidenced by the enclosed financial reports. Earnings per share for 1996 was $2.98 compared with earnings in 1995 of $2.39, after tax. The value of your investment increased significantly in 1996. Our Return on Equity was 20.11 percent compared with 19.22 percent in 1995. We appreciate your continued support and ask that you continue to refer your friends and associates to "your bank".

     The Board of Directors of the Company is divided into three Classes: Class I, Class II and Class III. The terms of one class of directors (Class II) expire in 1997, and those directors, Sammy L. Neal, H. Boyd Pettit, III and D. Arnold Tillman, Jr. are standing for election at this time. All of the named individuals are standing for election to serve as Class II directors for three-year terms.

     Whether or not you plan to attend the Annual Meeting, please mark, date and sign the enclosed form of proxy, and return it to the Transfer Agent for the Company in the envelope provided immediately. If you later decide to attend the meeting, you may vote your shares in person.

                                    Very truly,


                                    /s/ J. Steven Walraven
                                    ----------------------
                                    J. Steven Walraven
                                    President and Chief Executive Officer



R.S.V.P. To enable us to plan adequate seating and refreshments, please notify Connie Mitchell-White at (770)606-2264 if you will be attending the Shareholders Meeting.

                         FIRST COMMUNITY BANCORP, INC.
                       827 JOE FRANK HARRIS PARKWAY, S.E.
                                 P. O. BOX 280
                        CARTERSVILLE, GEORGIA 30120-0280
                                 (770) 382-1495


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1997


To the Shareholders of FIRST COMMUNITY BANCORP, INC.:


     Notice is hereby given that the Annual Meeting of Shareholders of First Community Bancorp, Inc. (the "Company") will be held on Wednesday, May 21, 1997 at 3:00 p.m., at First Community Bank & Trust, 827 Joe Frank Harris Parkway, S.E., Cartersville, Georgia, for the following purposes:


     (1)  To elect three directors for three-year terms;

     (2) To approve the adoption of the 1997 First Community Bancorp, Inc. Incentive Stock Option Plan;

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 7, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.


                        By Order of the Board of Directors


                        /s/ J. Steven Walraven
                        -------------------------------------
                        J. Steven Walraven
                        President and Chief Executive Officer

                         FIRST COMMUNITY BANCORP, INC.
                       827 JOE FRANK HARRIS PARKWAY, S.E.
                                 P. O. BOX 280
                        CARTERSVILLE, GEORGIA 30120-0280
                                 (770) 382-1495
                       _________________________________

                                PROXY STATEMENT
                       _________________________________


                                 INTRODUCTION
                                 ------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Community Bancorp, Inc. (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 21, 1997, at 3:00 p.m., at First Community Bank & Trust, 827 Joe Frank Harris Parkway, S.E., Cartersville, Georgia 30120, and at any adjournments thereof.

     The Proxy Statement and form of proxy were first mailed to shareholders on or about April 16, 1997. If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. IF THE FORM OF PROXY IS SIGNED AND RETURNED AND SPECIFICATIONS ARE NOT MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IDENTIFIED IN THIS PROXY STATEMENT AND FOR THE ADOPTION OF THE 1997 FIRST COMMUNITY BANCORP, INC. INCENTIVE STOCK OPTION PLAN.

     Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to the Corporate Secretary of the Company, at the principal office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date along with a copy to the Transfer Agent. Shareholders who sign Proxies may also revoke them by attending the Annual Meeting and voting in person.

                          VOTING AT THE ANNUAL MEETING
                          ----------------------------

     The close of business on April 7, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 7, 1997, the authorized common stock of the Company consisted of 10,000,000 shares, $1 par value (the "Stock"), of which 415,103 shares were issued, outstanding and held of record by 827 shareholders. Each such share is entitled to one vote on the matters to be presented at the Annual Meeting.

                  OWNERSHIP OF STOCK BY PRINCIPAL SHAREHOLDERS
                  --------------------------------------------

     On April 7, 1997, there were no persons who beneficially owned five percent or more of the outstanding shares of Stock to the best information and knowledge of the Company.

                             ELECTION OF DIRECTORS
                             ---------------------

     Pursuant to the Company's Articles of Incorporation, its Board of Directors is divided into three classes: Class I, Class II and Class III. The number of directors is set in the Company's Bylaws, which may be amended from time to time by the Board of Directors. Currently, the number of directors is 11. The current terms of the Class I directors expire in 1999; those of the Class II directors expire in 1997; and those of the Class III directors expire in 1998. If the number of directors is modified, any increase or decrease in directorships is apportioned among the classes so as to make all classes as nearly equal in number as possible.

     The Board of Directors proposes that the three Class II nominees listed below be elected as directors of the Company to serve for three years and until their successors are duly elected and qualified. If any such nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated.

     In order to be elected as a director, a nominee must receive at least a plurality of the votes cast in the election.

     In 1996, the Board of Directors of the Company held five (5) meetings. All Board of Directors attended at least 80% of the Board's meetings and committee meetings, all directors attended at least 92% of all meetings of the full Board of Directors and committee meetings.

     The Company has a standing Audit Committee, composed of Earl Williamson, Jr., D. Arnold Tillman, Jr., Jack Fournier, and L. Ross Whatley, III. Audit Committee functions are as follows: Oversight of the Bank's internal accounting controls, review of the internal audit, selection of the independent auditors, review of the annual audit plan with the independent auditors, review of the annual report, results of the independent audit, and interim financial information, and review of the supervisory examination reports. The Audit Committee met three (3) times during 1996.

     The Company does not have a standing Nominating or Compensation Committee of the Board of Directors or any other committees performing similar functions. The Board of Directors of the Bank does have an Executive Committee which assists the Board in discharging its obligations. The Executive Committee consists of Fareed Z. Kadum, Sammy L. Neal, H. Boyd Pettit, III, J. Steven Walraven and L. Ross Whatley, III, . The Executive Committee met one (1) time in 1996.

     The table set forth below shows for each director nominee and each continuing director (a) his proposed or current class and term of office, (b) his name, (c) his age at December 31, 1996, (d) the year he was first elected as a director of the Company, (e) any positions held by him with the Company or its subsidiary bank, First Community Bank & Trust (the "Bank"), other than as a director, and (f) his business experience for the past five years:



                         CLASS I - CONTINUING DIRECTORS
                          CURRENT TERM EXPIRES IN 1999
                          ----------------------------

                                           Year
                                           First         Positions with Company
Name                             Age       Elected       and Business Experience
----                             ---       -------       -----------------------
C. Gregory Culverhouse           41          1989        Attorney and President, C. Gregory
                                                         Culverhouse & Associates, P.C.
                                                         (Attorney at Law)

Jack Fournier                    59          1989        President and CEO, Speedknit Corporation

Fareed Z. Kadum, M.D.            45          1989        Physician and President, Cartersville OB/GYN Associates, P.C.

Michael L. McPherson             47          1990        Executive Vice President of Company since September 1990; Director,
                                                         Executive Vice President, and Senior Lending Officer of the Bank since
                                                         September 1990.

                        CLASS II - CONTINUING DIRECTORS
                           CURRENT TERM EXPIRES 1997
                           -------------------------

                                           Year
                                           First         Positions with Company
Name                             Age       Elected       and Business Experience
----                             ---       -------       -----------------------
Sammy L. Neal                    47         1989         Chief Executive Officer, Lanell's Motor Coach, Inc. and Neal's Motor
                                                         Coach, Inc. (charter bus services), Cartersville, Georgia

H. Boyd Pettit, III              44         1989         Attorney

D. Arnold Tillman, Jr., MD       35         1989         Physician


                         CLASS III -  DIRECTOR NOMINEES
                   TO SERVE A TERM OF THREE YEARS, UNTIL 1998
                   ------------------------------------------

                                           Year
                                           First         Positions with Company
Name                             Age       Elected       and Business Experience
----                             ---       -------       -----------------------
Terry N. Tumlin, DMD             43         1989         Dentist

J. Steven Walraven               48         1989         President and Chief Executive Officer of the Company since 1989;
                                                         President and Chief Executive Officer of the Bank since 1988.

L. Ross Whatley, III, MD         44         1989         Physician

Earl Williamson, Jr.             53         1989         Certified Public Accountant with Williamson & Company CPA's, P.C.


                               EXECUTIVE OFFICERS
                               ------------------

     The following table sets forth for each officer of the Company (a) the person's name, (b) his or her age at December 31, 1996, (c) the year he or she was first elected as an officer of the Company and (d) his or her positions with the Company and the Bank. All officers serve at the discretion of the Board.

                                           Year
                                           First         Positions with Company
Name                             Age       Elected       and Business Experience
----                             ---       -------       -----------------------
J. Steven Walraven               48         1989         President and Chief Executive Officer of the Company since
                                                         June 1989; President and Chief Executive Officer of the  Bank
                                                         since June 1988.

Michael L. McPherson             47         1990         Executive Vice President of the Company since September 1990; Director,
                                                         Executive Vice President and Senior Lending Officer of the Bank since
                                                         September 1990.


                                           Year
                                           First         Positions with Company
Name                             Age       Elected       and Business Experience
----                             ---       -------       -----------------------
Danny F. Dukes                   37         1997         Vice President, Chief Financial and Operations Officer and Corporate
                                                         Secretary of the Company and the Bank beginning March 17, 1996;
                                                         Chief Financial Officer with Georgia Federal Credit Union from
                                                         March 1994 until March 1997; Vice President, Chief Financial & Operations
                                                         Officer with Fayette County Bank from March 1993 until March 1994;
                                                         Vice President, Internal Auditor, Compliance & Security
                                                         Officer from June 1991 until March 1993.


                     INDEBTEDNESS OF OFFICERS AND DIRECTORS
                     --------------------------------------

     The Company's directors and officers and certain business organizations and individuals associated with them have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. Pursuant to such transactions, the Company's directors and officers from time to time have borrowed funds from the Bank for various business and personal reasons. The extensions of credit made by the Bank to the Company's directors and officers (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                           STOCK OWNED BY MANAGEMENT
                           -------------------------

     The following table sets forth the number of shares of Stock beneficially owned by each director nominee and each continuing director of the Company and Officers as of April 7, 1996 and by all director nominees, continuing directors and officers of the Company, as a group. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.


Name of Nominee                    Number of Shares      Percent
or Director or Officer            Beneficially Owned    of Class
--------------------------------  -------------------  -----------

C. Gregory Culverhouse                   11,710             2.8

Jack Fournier                            20,012 (1)         4.8

Fareed Z. Kadum,M.D.                     10,982 (2)         2.6

Michael L. McPherson                      5,833 (8)         1.4(a)
(650 Shares Subject to Option)

Sammy L. Neal                            13,904 (3)         3.3

H. Boyd Pettit,III                        8,475             2.0

D. Arnold Tillman, Jr., MD                5,000             1.2


Name of Nominee                      Number of Shares            Percent
or Director or Officer               Beneficially Owned          of Class
----------------------               ------------------          --------

Terry N. Tumlin,D.M.D.                     10,510 (4)                2.5

J. Steven Walraven                          5,230 (5)                3.5(a)
(9,102 Shares Subject to Option)

Lewis Ross Whatley,                        17,109 (6)                4.1
III, M.D.

Earl Williamson, Jr.,CPA                    9,494 (7)                2.3

All Directors and
Principal Officers
as a Group (11 persons)                   118,259                   28.5

Footnotes
---------

 (a) Mr. Walraven's and Mr. McPherson's "Percent of Class" has been calculated assuming the exercise of all options exercisable by him within 60 days after March 31, 1997.

 (1) Includes (a) 18,288 shares owned of record jointly by Mr. Fournier and his wife, as to which they share voting and investment powers, (b) 862 shares owned of record by Mr. Fournier and (c) 862 shares owned of record by Mr. Fournier's wife, as to which Mr. Fournier shares voting and investment powers.

 (2) Includes (a) 7,821 shares owned of record by Dr. Kadum, (b) 461 shares owned of record by Dr. Kadum's wife, as to which Dr. Kadum shares voting and investment powers, (c) 700 shares owned of record by Dr. Kadum as trustee for his minor children and (d) 2,000 shares owned of record by Cartersville OB/GYN.

 (3) Includes (a) 8,904 shares owned of record by Mr. Neal, (b) 5,000 shares owned of record by Mr. Neal's wife, as to which Mr. Neal shares voting and investment powers.

 (4) Includes (a) 4,100 shares owned of record by Mr. Tumlin, (b) 3,000 shares owned of record by Terry N. Tumlin, D.M.D. P.C. Pension Trust Account, as to which Mr. Tumlin is the beneficial owner, and 3,410 shares owned of record by Terry N. Tumlin, D.M.D., P.C. Profit Sharing Plan Trust Account, as to which Mr. Tumlin is the beneficial owner.

 (5) Includes (a) 4,950 shares owned of record by Mr. Walraven, (b) 170 shares owned of record by Mr. Walraven's wife, as to which Mr. Walraven shares voting and investment powers but as to which he disclaims beneficial ownership, (c) 10 shares owned of record by Mr. Walraven's minor children, as to which Mr. Walraven shares voting and investment powers, and (d) 100 shares owned of record by Mr. Walraven as custodian for his minor children, as to which Mr. Walraven has sole voting and investment powers but as to which he disclaims beneficial ownership.

 (6) Includes (a) 8,243 shares owned of record by Dr. Whatley, (b) 8,700 shares owned of record by Cartersville Radiology Group P.C., Money Purchase Pension Plan, F.B.O. Lewis Ross Whatley, III, as to which Mr. Whatley is the beneficial owner and (c) 166 shares owned of record jointly by Mr. Whatley and his minor child, as to which Mr. Whatley shares voting and investment powers but disclaims beneficial ownership.

 (7) Includes (a) 8,651 shares owned of record by Mr. Williamson, (b) 1,000 shares owned of record by Mr. Williamson jointly with Ronald G. Smith, as to which Mr. Williamson shares voting and investment powers, (c) 137 shares owned of record by Mr. Williamson as custodian for his minor child, as to which Mr. Williamson shares voting and investment powers, (d) 706 shares owned of record by Mr. Williamson's wife, as to which he shares voting and investment powers but disclaims beneficial ownership.


 (8) Includes (a) 4,300 shares owned of record by Mr. McPherson, (b) 1333 shares owned of record jointly by Mr. McPherson, and his wife, as to which they share voting and investment powers, (c) 200 shares owned of record by Mr. McPherson's minor child, as to which Mr. McPherson shares voting and investment powers, but disclaims beneficial ownership. On November 15, 1994, Mr. McPherson was granted an option for 650 shares of common stock for the Company under the plan. The exercise price of these shares is $12.50 per share and the fair market value of the unexercised options as of December 31, 1994 was $12.50 per share based on the analysis of the trades during the year. The expiration date of these shares is November 15, 2001. On November 21, 1995, Mr. McPherson was again granted an option for 450 shares of common stock of the Company under the plan. The exercise price of these shares is $16.13 per share and the fair market value of these shares was $13.44 per share on the date of the grant based on the analysis of the trades during the year. The expiration date of these shares is November 21, 2002.


                     COMPENSATION OF OFFICERS AND DIRECTORS
                     --------------------------------------

                                    GENERAL
                                    -------

The Company has not paid any remuneration to its officers and directors since its formation. It is not currently anticipated that the Company will pay any remuneration to its officers and directors. The Bank paid the following remuneration to its executive officers in 1996:


                           SUMMARY COMPENSATION TABLE
                           --------------------------

The following table sets forth compensation earned from the Bank in 1996, 1995, and 1994, by the Executive Officers of the Company:

------------------------------------------------------------------------------------------------------------------------------------

                                     ANNUAL                                      LONG-TERM                            ALL OTHER
                                  COMPENSATION                                  COMPENSATION                         COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------

                                                                              AWARDS                 PAYOUTS
                                                                   ---------------------------------------------
          (A)               (B)      (C)       (D)       (E)            (F)              (G)           (H)                (I)
------------------------------------------------------------------------------------------------------------------------------------

    NAME AND               YEAR    SALARY     BONUS     OTHER       RESTRICTED         OPTIONS        LTIF               OTHER
PRINCIPAL POSITION                                      ANNUAL        STOCK              SARS        PAYOUTS             COMPEN-
                                                        COMPEN-       AWARDS                                             SATION
                                                        SATION

J. STEVEN WALRAVEN         1996    $ 94,627   $18,985   $ 9,132          -                 0             -                  -
 CEO/PRESIDENT
                           1995      89,016     8,902    19,738          -                600            -                  -

                           1994      80,548     4,317    12,635          -                800            -                  -
------------------------------------------------------------------------------------------------------------------------------------



NOTE: ON NOVEMBER 15, 1994, MR. J. STEVEN WALRAVEN, PRESIDENT & CEO OF THE COMPANY, WAS GRANTED OPTION FOR 800 SHARES OF COMMON STOCK OF THE COMPANY UNDER THE PLAN. THE EXERCISE PRICE OF THESE SHARES IS $12.50 PER SHARE AND THE FAIR MARKET VALUE OF THESE SHARES WAS $12.50 PER SHARE ON THE DATE OF THE GRANT BASED ON THE ANALYSIS OF THE TRADES DURING THE YEAR. THE EXPIRATION DATE OF THESE SHARES IS NOVEMBER 15, 2001. ON NOVEMBER 21, 1995, MR. WALRAVEN WAS AGAIN GRANTED AN OPTION FOR 600 SHARES OF COMMON STOCK OF THE COMPANY UNDER THE PLAN. THE EXERCISE PRICE OF THESE SHARES IS $16.13 PER SHARE AND THE FAIR MARKET VALUE OF THESE SHARES WAS $13.44 PER SHARE ON THE DATE OF THE GRANT BASED ON THE ANALYSIS OF THE TRADES DURING THE YEAR. THE EXPIRATION DATE OF THESE SHARES IS NOVEMBER 21, 2002.

DURING 1988, MR. WALRAVEN EXECUTED AN EMPLOYMENT AGREEMENT WITH THE BANK FOR A TERM OF THREE YEARS. PURSUANT TO THIS AGREEMENT HE WAS GRANTED OPTIONS FOR 4,151 SHARES IN 1990 AND 4,151 SHARES IN 1991 AT AN EXERCISE PRICE OF $8.75 AND $8.04 PER SHARE, RESPECTIVELY. THE EXPIRATION DATE OF THE OPTIONS GRANTED IN 1990 IS JUNE 2, 1997. THE EXPIRATION DATE OF THE OPTIONS GRANTED IN 1991 IS JUNE 18, 1998. THE FAIR MARKET VALUE OF THE UNEXERCISED OPTIONS AS OF DECEMBER 31, 1995 WAS $15.30 PER SHARE BASED ON THE ANALYSIS OF THE TRADES DURING THE YEAR.



       OPTION/SAR GRANTS IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

====================================================================================================
       NAME               SHARES            VALUE          NUMBER OF SECURITIES       VALUE OF
                         ACQUIRED          REALIZED             UNDERLYING          UNEXERCISED
                            ON               ($)                UNEXERCISED         IN-THE-MONEY
                         EXERCISE (#)                          OPTIONS/SARS         OPTIONS/SARS
                                                               AT FY-END (#)         AT FY-END ($)
                                                                EXERCISABLE          EXERCISABLE/
                                                               UNEXERCISABLE        UNEXERCISABLE
        (A)                (B)               (C)                    (D)                   (E)
----------------------------------------------------------------------------------------------------
 J. STEVEN WALRAVEN        ---               ---                   9,102              $104,666.71
====================================================================================================

Note (1): Calculated on the basis of fair market value of shares of $20.00. For a list of option shares held by Mr. Walraven, and the exercise price for each, see discussion in the two paragraphs preceding this table.


                           COMPENSATION OF DIRECTORS
                           -------------------------

  During 1996, all of the Company's directors also served as directors of the Bank. During 1996, none of the directors were paid for their service as director of the Company. The Directors were paid for their service as director of the Bank and any committee on which they served in 1996. The Bank paid the directors $ 64,100.00 during 1996; $ 40,200.00 was paid for attending board of directors meetings and $23,900.00 was paid for attending committee meetings. The Chairman of the Board of Directors receives $350 compensation for each regular meeting attended, with each Board Member receiving $300. Committee Meeting Members receive $50 for each committee meeting attended with the Chairman of the Loan Committee receiving $75 with a maximum compensation fee of one per day. Compensation fees are paid on the contingency of attendance.

  The First Community Bank & Trust Director's Indexed Fee Continuation Program (the "Program") became effective on August 28, 1995. Under the Program, each participating Director may be entitled to: (1) the accumulated balance in his or her Pre-Retirement Account consisting of the annual earnings or loss of the aggregate annual after-tax income from certain life insurance contracts on the lives of participating Directors less the annual cost of funds expense from the effective date until his or her retirement date, payable in ten equal annual installments commencing thirty days following his or her retirement date; and
(2) the Index Retirement Benefit consisting of the annual earnings or loss of the aggregate annual after-tax income from certain life insurance contracts on the lives of participating Directors less the annual cost of funds expense from his or her retirement date until death. In addition to these payments, each Director is entitled to defer his or her Director fee up to $5,000.00 each year for five years with the accumulated balance, plus interest, payable in lump sum to the participating Director, or his or her estate, upon reaching his or her retirement date.



                  EMPLOYMENT AGREEMENTS AND COMPENSATION PLANS
                  --------------------------------------------


  During 1988, the President of the Bank executed an employment agreement with the Bank for a term of three years. This agreement expired in 1991 and the President of the Bank continues his employment without a written agreement. Compensation to the President of the Bank is included in the cash compensation table above.

  Pursuant to the terms of a Plan of Reorganization effected in 1989, shareholders who had previously held shares of the Bank's common stock received, instead, shares of the Company's common stock. Similarly, options, and warrants issued by the Bank prior to the effective date of the reorganization were converted from options to purchase shares of the Bank's common stock to options and warrants to purchase shares of the Company's common stock. The options described in the following paragraph were granted by the Bank prior to the reorganization and were converted as a result of the reorganization.

  The employment agreement executed with the President provided that he would receive options to purchase up to 12,453 shares of stock. Under the Agreement, he received an option for 4,151 shares in 1990 and 4,151 shares in 1991 for a total of 8,302 shares. No additional options are available under the former employment agreement. All options will be exercisable at a price per share equal to the book value of the stock when the option was granted and will be exercisable for a period of seven (7) years following this grant.


  On May 25, 1994, the shareholders of the Company approved the 1994 Incentive Stock Option plan (the " 1994 Plan"). Under the 1994 Plan, up to 20,000 shares of common stock of the Company may be issued to key employees. The option price for the shares of common stock is equal to or greater than the fair market value of such shares on the date on which the option covering such shares is granted. The 1994 Plan shall be effective as of June 1, 1994 and shall continue in effect until May 31, 2004, unless earlier terminated.

  Mr. J. Steven Walraven, President & CEO of the Company, was granted options for 800 shares of common stock of the Company under the 1994 Plan on November 15, 1994. The exercise price of these shares is $12.50 per share and the fair market value of the unexercised options was $12.50 per share on the date of the grant based upon the analysis of trades during the year. The options expire November 15, 2001.

  On November 21, 1995, Mr. Walraven was again granted an option for 600 shares of common stock of the Company under the 1994 Plan. The exercise price of these shares is $16.13 per share and the fair market value of these shares was $13.44 per share on the date of the grant based on the analysis of the trades during the year. The expiration date of these shares is November 21, 2002.

          FIRST COMMUNITY BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN
          -----------------------------------------------------------
                             WITH 401(K) PROVISIONS
                             ----------------------

  At a meeting of the Board of Directors held on February 10, 1997, the Board voted to adopt the First Community Bancorp, Inc. Employee Stock Ownership Plan with 401(k) provisions (hereinafter "KSOP"). The KSOP is a complete amendment and restatement of The First Community Bank & Trust Profit Sharing Plan and Trust ("Profit Sharing Plan") that was originally effective April 1, 1993. The KSOP was adopted as part of a retirement system to provide all employees with fair and reasonable retirement benefits by allowing employees to save for their own retirement through pretax contributions to the KSOP. The KSOP permits employees to acquire beneficial interest in common stock of the company through contributions made by the Bank and optional pretax salary reduction contributions by the employees. Current participants in the profit sharing plan will continue to participate in the KSOP; thereafter, new employees will become eligible to participate in the KSOP on the first January 1st of July 1st following their initial date of service, provided that they have attained the age of 18 and are employed for the position requiring the completion of at least 1,000 hours of service during the year.

  Contributions to the KSOP are made as follows: every year the Board of Directors will decide whether to make an optional contribution to the KSOP and the amount of any such KSOP contribution. Such contributions are allocated among the employees in the ratio that each employee's contributions bears to the total compensation of all participants. In addition, employees may authorize the company to make elective contributions on their behalf. Elective contributions are withheld from the pay which an employee would otherwise receive. Finally, the company may contribute on an employee's behalf to the KSOP an amount based on such employee's elective contributions, otherwise known as matching contributions.


                  APPROVAL OF 1997 INCENTIVE STOCK OPTION PLAN
                  --------------------------------------------

  In the interest of encouraging stock ownership of First Community Bancorp, Inc. by directors, executive officers, and other key employees of the company and its bank subsidiary, providing an incentive for such individuals to improve profitability, and assisting the company and its bank subsidiary in attracting and retaining key employees and directors, the Board of Directors at a meeting held on February 10, 1997, voted to adopt, subject to approval by a majority of the bank shareholders within twelve months time thereafter, the 1997 First Community Bancorp, Inc. stock option plan ("1997 Plan").

  The 1997 Plan authorizes the granting of up to 70,000 shares of common stock of the company through incentive stock options and non-qualified stock options to one or more directors and full time, salaried officers and other key employees of the company as the Board may from time to time in its discretion determine. The 1997 Plan defines "incentive stock options" as an option that is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. A "non-qualified stock option" is defined by the 1997 Plan as an option that is not an incentive stock option. Directors are only eligible to receive non-qualified stock options under the terms of the 1997 Plan.

  The Board of Director shall administer the 1997 Plan, determine which employees and directors will receive options, and, subject to the terms of the 1997 Plan determine the form and terms of the stock option agreements pursuant to which options are granted. Under the terms of the 1997 Plan, the Board may from time to time grant incentive stock options to purchase shares of the common stock of the company at a price payable in cash and/or common stock of the company which may not be less than the fair market value of such shares on the date of granting the option (or 110% of such amount if the option is granted to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the company). However, with regard to non-qualified stock options, the option price is set in the Board's sole and absolute discretion.

  Each non-qualified and incentive stock option granted under the 1997 Plan shall expire not more than ten (10) years from the date it is granted, except that each incentive stock option granted under the 1997 Plan to an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the company shall expire not more than five (5) years from the date the option is granted. Any option granted under the 1997 Plan must also by its terms be non-transferable other than at death and must be exercisable during the employee's lifetime only by the employee. The Board may not grant any incentive stock options under the 1997 Plan to the extent that such a grant would cause the aggregate fair market value of any such options plus any incentive stock options qualified under Section 422 of the Internal Revenue Code and granted under any other plans of the company exercisable by any one recipient during any one calendar year to exceed $100,000.00. An option granted under the 1997 Plan is deemed to be "vested" once it is exercisable by the recipient under the terms of the stock option agreement under which it is granted.

  Upon termination of a person who holds an option granted pursuant to the 1997 Plan, any vested options held by such person must be exercised within three (3) month of such person's termination. Upon retirement of a person who has been granted options pursuant to the 1997 Plan, such options, which shall become vested as of such person's retirement date, shall be exercisable within three
(3) months of such person's retirement date. If a person who has been granted options pursuant to the 1997 Plan becomes disabled as defined in the 1997 Plan, such person's options, which shall become vested as of the date on which such person becomes disabled, shall be exercisable within three (3) months of the date on which such person becomes disabled. Upon failure to exercise the options in a timely fashion after one of the foregoing events, all options shall be forfeited.

  If a person who is a director ceases to be a director for a reason other than death, and such person holds options pursuant to the 1997 Plan, those options granted shall be exercisable within three (3) months of the termination. However, if a person who is a director dies prior to the exercise or expiration of his or her options, such options shall become subject to immediate exercise and the person's estate, personal representatives, or beneficiary shall have the right to exercise such options within 180 days from the date of such person's death.

 Federal income tax treatment of options under the 1997 Plan will be generally as follows:

     (A) No income is realized by the recipient of an option at the time of the grant;

     (B) Upon exercise of a non-qualified option, ordinary income is realized by the optionee in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price, and subject to the limitations described below, the company receives a tax deduction for the same amount; upon disposition of the shares, appreciation or depreciation after the exercise date is treated as either short term or long term capital gain or loss depending upon whether the shares have been held for more than twelve (12) months after such date; certain additional rules apply if the option price for an option is paid in shares previously owned by the optionee and;

     (C) Upon exercise of an incentive stock option, no income is realized by the optionee and the corporation receives no tax deduction provided the optionee holds the shares for at least one (1) year from the date of exercise and two (2) years from the date of grant; if the shares are held for such periods, appreciation or depreciation from the option price is treated as long term capital gain or loss by the optionee upon disposition; however, the excess of the fair market value of the shares as of the date of exercise over the option price will constitute an adjustment to taxable income for purposes of the alternative minimum tax; if the shares are not held for such periods, the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the option price will be taxable as ordinary income to the optionee at the time of disposition, and subject to the limitations described below, a corresponding deduction by the corporation will be allowable; certain additional rules apply if the option price for an option is paid in shares previously owned by the optionee.

     The foregoing discussion is for general information only, and it is not intended as tax advice to any individual. It does not address the state, local or foreign tax treatment of options under the 1997 Plan.

     The 1997 Plan provides for the use of authorized but unissued shares or treasury shares. The 1997 Plan shall terminate, and no options may be granted thereunder after the tenth anniversary of the date on which the 1997 Plan is approved by shareholders. Further, the Board of Directors may at any time alter, amend, suspend, or terminate the 1997 Plan in whole or in part except that no such action may be taken which changes the minimum option price, increases the maximum term of options, materially increases the benefits accruing to recipients of stock options under the 1997 Plan, materially increases the number of securities that may be issued, or materially modifies the requirements as to eligibility for participation in the 1997 Plan.

     Benefits under the 1997 Plan to the CEO and any other executive officer who might qualify for inclusion in the summary compensation table on page six (6) are not currently determinable because the 1997 plan is discretionary. Information with respect to grants of options to the CEO under the 1994 Plan is disclosed in the summary compensation table on page six (6).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FIRST COMMUNITY BANCORP, INC. 1997 STOCK OPTION PLAN.



                             SHAREHOLDER PROPOSALS
                             ---------------------

     Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company and desiring inclusion of the same in management's proxy materials must provide a written copy of the proposal to management of the Company at its principal executive office not later than December 27, 1997. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.



                                 OTHER MATTERS
                                 -------------

     The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If, however, any matter other than the election of directors or matters incident thereto should properly come before the Annual Meeting, votes will be cast pursuant to the proxies in accordance with the best judgement of the proxyholders.

                      EXPENSES AND SOLICITATION OF PROXIES
                      ------------------------------------

     All expenses of the proxy solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and the Bank may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Stock held of record by such persons, and if requested will reimburse them for their reasonable out-of-pocket expenses in connection therewith.



                                  FORM 10-KSB
                                  -----------

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL, WITHOUT CHARGE, FURNISH ANY OWNER OF COMMON STOCK A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. COPIES OF EXHIBITS TO THE FORM 10-KSB ARE ALSO AVAILABLE UPON SPECIFIC REQUESTS AND PAYMENT OF A REASONABLE CHARGE OF REPRODUCTION. SUCH REQUESTS SHOULD BE DIRECTED TO DANNY F. DUKES, CORPORATE SECRETARY OF THE COMPANY, AT POST OFFICE BOX 280, 827 JOE FRANK HARRIS PARKWAY, S.E., CARTERSVILLE, GEORGIA 30120-0280.

                         FIRST COMMUNITY BANCORP, INC.
                               STOCK OPTION PLAN


ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The purposes of this Plan are to encourage the stock ownership of First Community Bancorp, Inc. by directors, officers, and other key employees of the Company and its Bank subsidiary, to provide an incentive for such individuals to improve profitability, and to assist the Company and subsidiary in attracting and retaining key employees and directors through the grant of Options.


ARTICLE II - DEFINITIONS

2.1   AWARD means Options granted hereunder.

2.2 BANK means First Community Bank & Trust, a financial institution organized under the laws of the State of Georgia.

2.3   BOARD means the Board of Directors of the Company.

2.4 CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.5 COMPANY means First Community Bancorp, a Georgia business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, or any successors as described in Article XI.

2.6 DATE OF DISABILITY means the date on which a Participant is classified as Disabled.

2.7 DEATH means a Participant's death while holding Options granted under this Plan.

2.8 DIRECTOR means a member of the Board who is not also employed by the Company or the Bank as an employee.

2.9 DISABILITY or DISABLED means the permanent inability of a Participant to perform the duties and responsibilities for which he was employed by the Company or the Bank due to reasons of health or mental incapacity.

2.10 ELIGIBLE EMPLOYEE means any person employed by the Company or the Bank on a full-time, salaried basis who satisfies all of the requirements of
      Article VI.

2.11 FAIR MARKET VALUE means the fair market value of the Stock, as determined by the Board; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Quotation system on the date that the Option is granted, Fair Market Value shall not be less than the average of the highest bid and lowest asked prices of the Stock on such system on such date, or (ii) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, in the absence of such a reported sale price, on the last date preceding such date on which a sale was reported.

2.12 INCENTIVE STOCK OPTION means an Option that is an incentive stock option within the meaning of Section 422 of the Code and that is granted under
      Article VII.

2.13 NONQUALIFIED STOCK OPTION means an Option that is not an Incentive Stock Option and that is granted under Article VII.

2.14 OPTION means either a Nonqualified Stock Option or an Incentive Stock Option granted under Article VII.

2.15 PARTICIPANT means a Director or Eligible Employee who has been granted an Award under this Plan.

2.16  PLAN means this First Community Bancorp, Inc. Stock Option Plan.

2.17 RETIREMENT means normal retirement by an employee from the Company under a retirement plan maintained by the Company.

2.18  RETIREMENT DATE is the employee's date of Retirement.

2.19  STOCK means the common stock, par value $1.00 per share, of the Company.

2.20 STOCK OPTION AGREEMENT means an agreement with respect to Options as described in Article VIII.

2.21 TERMINATION means (i) in the case of an Eligible Employee, the resignation or discharge from employment with the Company, except in the event of Death, Disability, or Retirement, and (ii) in the case of a Director, the resignation or removal from, or the expiration of the term of service on, the Board.

2.22 VESTED OPTION means, at any date, an Option that a Participant is then entitled to exercise pursuant to the terms of a Stock Option Agreement.


ARTICLE III - EFFECTIVE DATE AND DURATION

3.1 EFFECTIVE DATE. Except as provided to the contrary herein, this Plan shall be effective as of February 1, 1997.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the initial effective date of the Plan.

3.3 SHAREHOLDER APPROVAL. The Plan shall be submitted to the shareholders of the Company for approval within 12 months after the date the Plan is adopted by the Board.

3.4 TERMINATION. This plan shall be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.


ARTICLE IV - ADMINISTRATION

4.1 ADMINISTRATION. This Plan shall be administered by the Board. All questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Board. Such determination shall be final and binding upon all parties affected thereby. A majority vote of the members of the Board shall be required for all of its actions.


ARTICLE V - GRANT OF AWARDS AND LIMITATIONS ON NUMBER OF SHARES OF STOCK AWARDED

5.1 GRANT OF AWARDS; NUMBER OF SHARES. The Board may, from time to time, grant Awards of Options to one or more Directors and/or Eligible Employees; provided that:

      (a) Subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed 70,000 shares;

      (b) Except with respect to shares that are the subject of Options repurchased pursuant to Section 7.4, to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Board and the Participant (which cancellation opportunities may be offered by the Board to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of the Award hereunder;

      (c) Shares of Stock ceasing to be subject to an Award because of the exercise of an option shall no longer be available for the grant of an Award hereunder;

      (d) Directors shall not be eligible to receive awards of Incentive Stock Options hereunder; and

      (e) Shares of Stock that are the subject of grants of Options under this Plan shall be set aside out of authorized but unissued shares of Stock not reserved for other purposes.

      In determining the size of Awards, the Board may take into account a Participant's responsibility level, performance potential, cash compensation level, the Fair Market Value of the Stock at the time of Awards, and such other considerations as it deems appropriate.


ARTICLE VI - ELIGIBILITY

6.1 ELIGIBLE INDIVIDUALS. Full-time, salaried officers and other key employees of the Company (including officers or employees who are members of the Board) and Directors shall be eligible to receive Awards under this Plan, provided they are residents of the State of Georgia. Subject to the provisions of this Plan, the Board shall from time to time select from such eligible persons those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No Director, officer, or employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Board, as provided herein.


ARTICLE VII - OPTIONS

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTION. The Committee may choose to grant a Participant who is a Director Nonqualified Stock Options and it may choose to grant a Participant who is an Eligible Employee either Incentive Stock Options or Nonqualified Stock Options or both, subject to the limitations contained herein.

7.3 INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Board grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Option is granted) of any such Options plus any incentive stock options qualified under Section 422 of the Code and granted under any other plans of the Company that shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

7.4 BOARD LIMITATIONS AND COMPANY REPURCHASE OF OPTIONS. Grants of Options hereunder shall be subject to guidelines adopted by the Board with respect to the timing and size of such Options. In addition, the Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods specified by the Board. In the discretion of the Board, the Company may agree to repurchase Options for cash.


ARTICLE VIII - TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Board shall, from time to time, approve. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

      (a) MEDIUM OF PAYMENT. Upon exercise of the Option, the Option price shall be payable in United States dollars in cash or by certified check, bank draft, money order payable to the order of the Company, of Stock, or a combination thereof.

      (b) NUMBER OF SHARES. The Stock Option Agreement shall state the total number of shares to which it pertains.

      (c) OPTION PRICE. With respect to Incentive Stock Options, the Option price shall be not less than the Fair Market Value of such shares on the date of granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). With respect to Nonqualified Stock Options, the Option price shall be set in the Board's sole and absolute discretion.

      (d) TERM OF OPTIONS. Each Nonqualified and Incentive Stock Option granted under this Plan shall expire not more than ten (10) years from the date the Option is granted, except that each incentive Stock Option granted under the plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire not more than five (5) years from the date the Option is granted.

      (e) DATE OF EXERCISE. Except for such limitations as may be provided by the Board in its discretion pursuant to Article VII, any Vested Option may be exercised in whole at any time during its term or in part from time to time during its term.


      (f) EXERCISE OF OPTION OR FORFEITURE. Except as otherwise provided in any employment agreement or other written agreement with the Participant, if a Participant ceases employment with the Company or ceases to be a Director, as the case may be, prior to exercise of the Participant's Options, such Options shall be exercised or forfeited as follows:

          (i) Termination.  Upon the Termination of a Participant who is an
              -----------
              Eligible Employee, the Participant's Vested Options shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Termination. In default of such timely exercise, all Options of the Participant shall be forfeited.

         (ii) Retirement. Upon the Retirement of a Participant who is an
              ----------
              Eligible Employee, the Participant's Options (which shall become Vested Options as of the Participant's Retirement Date) shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Retirement Date. In default of such timely exercise, all Options of the Participant shall be forfeited.

        (iii) Termination of Director Status. In the case of a Participant who
              ------------------------------
              is a Director and who ceases to be a Director for a reason other than Death, the Options granted shall be exercisable within three
              (3) months of the termination. If a Participant who is a Director dies prior to the exercise or expiration of the Participant's Options, such Options shall become Vested Options upon the Participant's Death, and the Participant's estate, personal representatives, or beneficiary (as applicable) shall have the right to exercise such Options within one (1) year from the date of the Participant's death (or such earlier period as the terms of the particular Options may require).

         (iv) Disability.  Upon the Disability of a Participant, the
              ----------
              Participant's Options (which shall become Vested Options as of the Participant's Date of Disability) shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Date of Disability. In default of such timely exercise, all Options of the Participant shall be forfeited.

          (v) Death.  If the Participant dies while in the employment of the
              -----
              Company, while serving as a Director, or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her option rights, the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise such Options (which shall become Vested Options as of the date of the Participant's Death) within one hundred eighty (180) days from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Options may require).

      (g) AGREEMENT AS TO SALE OF SECURITIES. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with respect to any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Participant shall agree to comply with the right of first refusal and other provisions of his or her Stock Option Agreement and to become a party to any shareholder's agreement in effect among the Company and its stockholders.

      (h) MINIMUM NUMBER OF SHARES. The minimum number of shares with respect to which an Option may be exercised at any one time shall be five hundred
          (500) shares, unless the number is the total number at the time available for exercise under the Award.

      (i) REQUIRED AMENDMENTS. Each award shall be subject to any provision necessary to ensure compliance with federal and state securities laws.

      (j) LIMITATION OF PARTICIPANT RIGHTS. A Participant shall not be deemed to be the holder of, or to have the rights of a holder with respect to, any shares of Stock subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of Stock.


ARTICLE IX - GRANTS IN SUBSTITUTION FOR OPTIONS GRANTED BY OTHER CORPORATIONS

9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of the Company or the Bank as the result of merger or consolidation of the employing corporation with the Company or the Bank, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary. The terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.


ARTICLE X - CHANGES IN CAPITAL STRUCTURE

10.1  CAPITAL STRUCTURE CHANGES

      (a) If the outstanding shares of the Company's Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the plan and in the number, kinds, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share of Stock covered by the Option.

      (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding Options shall be exercisable in full for at least thirty (30) days prior to the termination date whether or not otherwise exercisable during such period.

      (c) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value at no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

      (d) Adjustments under this Section shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Board shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of time during which the Option may be exercised, notwithstanding the provisions of the Option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Stock shall be issued under the Plan on account of any adjustment specified above.


ARTICLE XI - COMPANY SUCCESSORS

11.1 IN GENERAL. If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Board shall make such appropriate determinations and adjustments as it deems necessary so as to substantially preserve the rights and benefits, both as to the number of shares and otherwise, or Participants under this Plan.


ARTICLE XII - AMENDMENT

12.1 AMENDMENTS AND TERMINATION. The Plan shall terminate on the tenth (10th) anniversary of the initial effective date of the Plan and, in addition, the Board may at any time and from time to time alter, amend, suspend, or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law and the Company's charter, no such action may be taken which changes the minimum Option price, increases the maximum term of Options, materially increases the benefits accruing to Participants hereunder, materially increases the number of securities that may be issued pursuant to this Plan (except as provided in Article X), extends the period for granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken that adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

ARTICLE XIII - MISCELLANEOUS PROVISIONS

13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Shares of stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative.

13.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as a director, officer, or employee of the Company.

13.3 TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid by any federal, state, local, or employment taxes that it deems are required law to be withheld with respect to such payments. In the case of Awards paid in Stock, the Participant receiving such Stock may be required to pay the Company an amount required to be withheld with respect to such Stock. At the request of a Participant, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive same.

13.4 ACCELERATION. Except as otherwise provided hereunder, the Board may in its discretion accelerate the time at which an Option granted hereunder may be exercised.

13.5 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions equal to or more than one half (1/2).

13.6 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Board. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

13.7 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expenses, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right to indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

13.8 RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9 GOVERNING LAW. All matters relating to this Plan or to awards grated hereunder shall be governed by the laws of the State of Georgia, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.10 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

13.11 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.12 TITLES AND HEADINGS. The titles and headings of the Articles and sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.13 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

13.14 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of __________, 1997.


                              FIRST COMMUNITY BANCORP, INC.

                              By:_______________________________

                              As its:_____________________________


                              FIRST COMMUNITY BANK & TRUST

                              By:_______________________________

                              As its:_____________________________

                         FIRST COMMUNITY BANCORP, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                      -----------------------------------
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     --------------------------------------
                           TO BE HELD ON MAY 21, 1997
                           --------------------------

     The undersigned shareholder of First Community Bancorp, Inc. (the "Company") hereby appoints J. Steven Walraven and Michael L. McPherson, and each of them, as proxies with full power of substitution, acting by majority or by either of them if only one be present and acting, to vote all shares of common stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at First Community Bank & Trust, 827 Joe Frank Harris Parkway, S.E., Cartersville, Georgia 30120 on Wednesday, May 21, 1997 at 3:00 p.m. and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

PROPOSAL I:

     To elect the three nominees listed below to serve as directors for the ensuing three years:

          Sammy L. Neal     H. Boyd Pettit, III     D. Arnold Tillman, Jr.

      _____  FOR all nominees           _____  WITHHOLD AUTHORITY
             listed above (except              to vote for all
             as indicated to the               nominees listed
             contrary below).                  above.

INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, MARK "FOR"
--------------------------------------------------------------------------
ABOVE, AND WRITE THE NOMINEE'S NAME FOR WHOM YOU WISH TO WITHHOLD AUTHORITY IN
------------------------------------------------------------------------------
THE SPACE BELOW:
----------------


     _________________________________________________________________


PROPOSAL II:

     Approval and adoption of the 1997 First Community Bancorp, Inc. Incentive Stock Option Plan; the terms of which are more fully set forth in the accompanying proxy statement.

     _____FOR            _____AGAINST              _____ABSTAIN



                        Dated:____________________________,1997
                             (Be sure to date Your Proxy)

                        ________________________________________
                        Name(s) of Shareholder(s)  (Please Print)

                        ________________________________________
                        Signature(s) of Shareholder(s)


     If stock is held in the name of more than one person, all holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please mark, date and sign this Proxy, and return in the enclosed return-addressed envelope. No postage is necessary.


                     PLEASE RETURN PROXY BEFORE MAY 8, 1997
                     --------------------------------------